UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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BOVIE MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BOVIE MEDICAL CORPORATION
4 Manhattanville Road, Suite 106
Purchase, New York 10577

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

On behalf of your Board of Directors of Bovie Medical Corporation (the “Company”), you are cordially invited to attend the 2017 Annual Meeting of Stockholders to be held on September 14, 2017 at 10:00 a.m. Eastern Standard Time at the Company's office located at 5115 Ulmerton Road, Clearwater, Florida 33760, Telephone No. (727) 384-2323.

Information Concerning Solicitation and Voting

The Board of Directors is soliciting proxies for the 2017 Annual Meeting of Stockholders to be held on September 14, 2017. This Proxy Statement contains information for you to consider when deciding how to vote on the matters brought before the meeting.

Voting materials, which include the Proxy Statement, Proxy Card and the 2016 Annual Report on Form 10-K, are being mailed to stockholders on or about August 8, 2017. The executive office of our Company is located at 4 Manhattanville Road, Suite 106, Purchase, New York 10577, telephone number (914) 468-4069.

At the meeting, stockholders will be asked to:

1.	Elect six (6) directors to the Board of Directors of the Company to serve until the 2018 Annual Meeting of Stockholders;

2.	Ratify Frazier & Deeter, LLC as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017;

3.	Approve a non-binding advisory resolution supporting the compensation of our named executive officers;

4.	Approve the Company’s 2017 Share Incentive Plan;

5.
Approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock, having a par value of $.001 per share (“Common Stock”), from Forty Million (40,000,000) shares to Seventy-Five Million (75,000,000) shares of Common Stock; and

6.	Transact such other business that may properly come before the meeting.
All stockholders are invited to attend the meeting. The close of business on August 8, 2017 is the record date for determining stockholders entitled to vote at the Annual Meeting. Consequently, only stockholders whose names appear on our books as owning our Common Stock at the close of business on August 8, 2017 will be entitled to notice of, and to vote at, the Annual Meeting and adjournment or postponement thereof.

Your vote is important to us. Please complete, sign, date and promptly return the proxy card in the enclosed envelope, so that your shares will be represented whether or not you attend the annual meeting. Returning a proxy card will not deprive you of your right to attend the meeting and vote your shares in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD SEPTEMBER 14, 2017:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 2016 IS AVAILABLE AT www.boviemed.com. CLICK ON THE BUTTON 'Investor Relations'.

By order of the Board of Directors

Dated: August 7, 2017	/s/ Andrew Makrides
Andrew Makrides
Chairman of the Board of Directors

PROXY STATEMENT
BOVIE MEDICAL CORPORATION
Information Concerning Solicitation and Voting

Our Board of Directors is soliciting proxies for the 2017 Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Standard Time on September 14, 2017 at the Company's office located at 5115 Ulmerton Road, Clearwater, Florida 33760. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting.

Voting materials, which include the Proxy Statement, Proxy Card and our 2016 Annual Report on Form 10-K, are being mailed to stockholders on or about August 8, 2017. Our executive office is located at 4 Manhattanville Road, Suite 106, Purchase, New York 10577.

Bovie will bear the expense of soliciting proxies. We estimate that the cost of solicitation of proxies will be approximately $30,000 to be incurred solely by Bovie. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.

ABOUT THE ANNUAL MEETING

WHO IS SOLICITING YOUR VOTE?

The Board of Directors of Bovie Medical Corporation (the "Company") is soliciting your vote at the 2017 Annual Meeting of Bovie's common stockholders being held at 10:00 a.m. Eastern Standard Time on September 14, 2017, at the Company's office located at 5115 Ulmerton Road, Clearwater, Florida 33760, Telephone No. (727) 384-2323.

WHAT WILL YOU BE VOTING ON?

(1) Election of six (6) directors to the Board of Directors; (2) Ratification of Frazier & Deeter, LLC, as Bovie's auditors for the fiscal year ending December 31, 2017; (3) Approval of a non-binding advisory resolution supporting the compensation of our named executive officers; (4) Approval of the Company’s 2017 Share Incentive Plan; (5) Approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock, having a par value of $.001 per share (“Common Stock”), from Forty Million (40,000,000) shares to Seventy-Five Million (75,000,000) shares of Common Stock; and (6) any other matters which may properly come before the meeting.

HOW MANY VOTES DO STOCKHOLDERS HAVE?

You will have one vote for every share of the Company's Common Stock you owned of record on August 8, 2017 (the "Record Date"), inclusive of the holders of the Company's Series B Convertible Preferred Stock on an as-converted basis. Each share of Series B Convertible Preferred Stock is convertible into two (2) shares of Common Stock.

HOW MANY VOTES CAN BE CAST BY ALL STOCKHOLDERS?

Each outstanding share of Common Stock which was outstanding on the Record Date, inclusive of the holders of the Company's Series B Convertible Preferred Stock on an as-converted basis, is entitled to one vote. The Common Stock, and the holders of the Company's Series B Convertible Preferred Stock on an as-converted basis, will vote as a single class on all matters scheduled to be voted on at the Annual Meeting. There is no cumulative voting.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

A majority of the outstanding shares of Common Stock entitled to vote (inclusive of shares of the Company's Series B Convertible Preferred Stock on an as-converted basis) represented in person or by proxy constitute a quorum. Abstentions and broker non-votes will count for purposes of determining whether a quorum exists, but not for voting purposes.

HOW MAY I VOTE MY SHARES?

You can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

(a) How may I vote my shares in person at the meeting?

If your shares are registered directly in your name with our transfer agent, Manhattan Transfer Registrar Co., on the Record Date, you are considered, with respect to those shares, the stockholder of record, and the proxy materials and proxy card are being sent directly to you by the Company. As the stockholder of record, you have the right to vote in person at the meeting. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Annual Meeting. Since you are a beneficial owner and not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares in its name, giving you the right to vote the shares at the meeting.

(b) How can I vote my shares without attending the meeting?

Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most cases, you will be able to do this by telephone, by using the Internet or by mail. Please refer to the summary instructions included with proxy materials and on your proxy card. For shares held in street name, the voting instruction card will be included in the materials forwarded by the broker or nominee. If you have telephone or Internet access, you may submit your proxy by following the instructions with your proxy materials and on your proxy card. You may submit your proxy by mail by signing your proxy card or, for shares held in street name, by following the voting instructions with your proxy materials and on your proxy card. You may submit your proxy by mail by signing your proxy card or, for shares held in street name, by following the voting instruction card included in the materials forwarded by your stockbroker or nominee and mailing it in the enclosed, postage paid envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

WHAT ARE "BROKER NON-VOTES"?

Broker non-votes occur when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed "non-routine." Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be "routine," but not with respect to "non-routine" matters. Under the rules and interpretations of the New York Stock Exchange ("NYSE"), "non-routine" matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, election of directors (even if not consented) and executive compensation.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

•
For Proposal One, each of the six (6) nominees for director receiving a majority of the votes cast by stockholders present in person or represented by proxy at the meeting will be elected (A majority of votes cast means that the number of votes cast "for" a director must exceed the number of votes cast "against" that director.). A proxy marked "withhold" with respect to the election of a director will not be voted as to the director indicated, but will be counted for purposes of determining whether there is a quorum. Broker non-votes will not affect the outcome of the vote on this matter.

•
For Proposal Two, an affirmative vote of the majority of the votes cast by stockholders present in person or represented by proxy at the meeting is required to approve the ratification of the appointment of Frazier & Deeter, LLC as our independent registered public accounting firm for its fiscal year ending December 31, 2017.

•
For Proposal Three, an affirmative vote of the majority of the votes cast by stockholders present in person or represented by proxy at the meeting is required to approve, on an advisory basis, the compensation of our Named Executive Officers as described in this proxy statement. In the case of Proposal Three, the advisory votes with respect to executive compensation will neither be binding on the Company or Board of Directors, nor will they create or imply any change in the fiduciary duties of or impose any additional fiduciary duties on, the Company or the Board of Directors. However, the Board of Directors values the opinions expressed by the stockholders in this advisory vote and will consider the outcome of this vote in determining its compensation policies. Abstentions and broker non-votes are counted to determine whether a quorum is present at the meeting but are not counted as a vote in favor of or against a particular matter.

•	For Proposal Four, an affirmative vote of the majority of the votes cast by stockholders present in person or represented by proxy at the meeting is required to approve the 2017 Share Incentive Plan;

•
For Proposal Five, an affirmative vote of the majority of the issued and outstanding shares of Common Stock (inclusive of the Series B Convertible Preferred Stock on an as-converted basis) is required to approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock from Forty Million (40,000,000) shares to Seventy-Five Million (75,000,000) shares of Common Stock.

WHAT IS THE QUORUM REQUIREMENT?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 31,002,832 shares of common stock issued and 30,859,753 outstanding and entitled to vote and 3,588,139 shares authorized and 975,639 shares of the Company's Series B Convertible Preferred Stock issued and outstanding of which 3,000,677 shares are entitled to vote. Thus, the holders of 16,930,216 shares of voting stock must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares of voting stock present at the meeting in person or represented by proxy may adjourn the meeting to another date.

CAN YOU CHANGE YOUR VOTE?

(a) Can a stockholder change his vote?

Yes. Any registered stockholder who voted by proxy or in person may change his or her vote at any time before recording the votes on the date of the Annual Meeting.

(b) How can I change my vote after I return my proxy card?

Provided you are the stockholder of record or have legal proxy from your nominee, you may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing and submitting a new proxy card bearing a later date, or by attending the meeting and voting in person. Attending the meeting will not revoke your proxy unless you specifically request it.

WHAT IF YOU DO NOT VOTE FOR SOME OF THE MATTERS LISTED ON YOUR PROXY?

If you return a signed proxy without indicating your vote for some or all of the proposals, your shares will be voted "FOR" the Board's nominees for director, "FOR" the ratification of Frazier & Deeter, LLC, "FOR" the approval of the non-binding advisory resolution supporting the compensation of our named executive officers, “FOR” the approval of the 2017 Share Incentive Plan, “FOR” the approval of the amendment to the Company’s Certificate of Incorporation, and in the proxy holder's best judgment as to any other matters raised at the Annual Meeting.

WHAT IF YOU VOTE "ABSTAIN"?

A vote to "abstain" on any matter indicates that your shares will not be voted for such matter and will have the effect of a vote against the proposal. Abstentions are considered as being present for quorum purposes.

CAN YOUR SHARES BE VOTED IF YOU DO NOT RETURN YOUR PROXY AND DO NOT ATTEND THE ANNUAL MEETING?

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item, and has not received instructions from the beneficial owner. Broker non-votes count for quorum purposes but not for voting purposes.

If you do not attend and vote your shares which are registered in your name or if you do not otherwise fill out the proxy card and vote by proxy, your shares will not be voted.

WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is actually voted.

WHAT IS HOUSEHOLDING OF ANNUAL MEETING MATERIALS?

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statement and annual reports. This means that only one copy of our proxy statement and annual report to Stockholders may have been sent to multiple Stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number: 4 Manhattanville Road, Suite 106, Purchase, New York 10577, telephone number (914) 468-4069. If you want to receive separate copies of the proxy statement or the annual report to Stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

DO STOCKHOLDERS HAVE DISSENTER'S RIGHTS?

Stockholders are not entitled to dissenter's rights of appraisal with respect to any of the proposals being voted on.

PROPOSAL ONE

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The Governance and Nominating Committee has nominated six (6) persons consisting of John Andres, Michael Geraghty, Robert L. Gershon, Andrew Makrides, J. Robert Saron and Lawrence J. Waldman, each a current Director, for re-election to the Board of Directors.

Each director serves from the date of his or her election until the next annual meeting of stockholders and until his successor is duly elected and qualified. The accompanying proxy card will be voted in favor of the persons named above to serve as directors, unless the Stockholder indicates to the contrary on the proxy card. See "Information Regarding Executive Officers and Directors" for biographical information as to each nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE SIX NOMINEES PROPOSED BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS.

Information Regarding our Board of Directors

Our Certificate of Incorporation and Bylaws provide for our Company to be managed by or under the direction of the Board of Directors. Under our Certificate of Incorporation and Bylaws, the number of directors is fixed from time to time by the Board of Directors. The maximum number of directors permitted is currently fixed at nine, and the number of directors constituting the entire Board is currently six. The Board currently has three members who have been determined to be "independent" as defined by the applicable rules of the NYSE MKT Market and the Securities and Exchange Commission. These "independent" directors are Michael Geraghty, John Andres and Lawrence J. Waldman. Our Common Stock is listed on the NYSE MKT Market under the symbol "BVX".

The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required. Written or electronic materials are distributed in advance of meetings as a general rule and our Board of Directors schedules meetings with, and presentations from, members of our senior management on a regular basis and as required.

Directors are elected at the Annual Meeting of Stockholders and hold office until our next Annual Meeting and until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

The Board of Directors held ten (10) meetings and acted by unanimous written consent three (3) times during the 2016 fiscal year. All of the directors attended 100% of the meetings of the Board of Directors and of the committees on which they served, except J. Robert Saron was absent from one (1) meeting of the Board of Directors. While we encourage all members of the Board of Directors to attend Annual Meetings of Stockholders, there is no formal policy as to their attendance.

Legal Proceedings Involving Directors

There were no legal proceedings involving the nominees to the Board of Directors in the past ten years.

Board Leadership Structure

The independent directors appointed Lawrence J. Waldman as the Lead Independent Director. The Lead Independent Director is appointed by the Board and is responsible for coordinating the activities of the independent directors and coordinating with the Chief Executive Officer of the Company to set agendas for Board meetings and chair executive sessions of the independent directors. The Lead Independent Director is also responsible for meeting, from time to time, with the Company's Compensation Committee to discuss the Chief Executive Officer's performance.

The Company's Corporate Governance Policies also contain several features which the Company believes will ensure that the Board maintains effective and independent oversight of management, including the following:

•
Executive sessions without management and non-independent directors present are a standing Board agenda item. Executive sessions of the independent directors are held at any time requested by an independent director and, in any event, are held in connection with at least 100% of regularly scheduled Board meetings.

•	The Board regularly meets in executive session with Mr. Gershon without other members of management present.

•	All Board committee members are independent directors. The committee chairs have authority to hold executive sessions without management and non-independent directors present.

The Board has no formal policy with respect to separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or an independent director, and believes that these are matters that should be discussed and determined by the Board from time to time. On December 13, 2013, Andrew Makrides resigned from his position as Chief Executive Officer of the Company and Robert L. Gershon was appointed as Chief Executive Officer of the Company. Mr. Gershon is tasked with the responsibility of implementing our corporate strategy, and we believe he is best suited for leading discussions, at the Board level, regarding performance relative to our corporate strategy, and this discussion accounts for a significant portion of the time devoted at our Board meetings.

Risk Management Oversight

The Board believes that risk management is an important component of the Company's corporate strategy. While we assess specific risks at our committee levels, the Board, as a whole, oversees our risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through its interactions with management and committee reports about risks we face in the course of our business. Our Audit Committee also takes an active role in risk assessment and risk management.

INFORMATION REGARDING EXECUTIVE OFFICERS, DIRECTORS AND DIRECTOR NOMINEES

The following table sets forth the names, ages and positions within the Company of each of our directors, director nominees, executive officers and key employees.

Name of Nominee	Age	Board Independence	Position
Andrew Makrides	75	No	Chairman of the Board
Robert L. Gershon	50	No	Chief Executive Officer and Director
J. Robert Saron	64	No	President, Chief Sales and Marketing Officer and Director
Jay D. Ewers	56	N/A	Chief Financial Officer, Treasurer and Secretary
Jack McCarthy	51	N/A	Chief Commercialization Officer
Moshe Citronowicz	64	N/A	Senior Vice President
Lawrence J. Waldman	70	Yes	Director
Michael Geraghty	70	Yes	Director
John Andres	59	Yes	Director

Andrew Makrides, Esq. age 75, Chairman of the Board of Directors, received a Bachelor of Arts degree in Psychology from Hofstra University and a Juris Doctor Degree from Brooklyn Law School. He is a member of the Bar of the State of New York and practiced law from 1968 until joining Bovie Medical Corporation as a co-founder and Executive Vice President and director, in 1982. Mr. Makrides became President of the Company in 1985 and the CEO in December 1998 and has served as such until March 18, 2011 at which point he relinquished his position as President, but remained CEO until December 2013. Mr. Makrides employment contract expired December 31, 2016, at which time his employment with the company ceased and he became the non-executive Chairman of the Board of Directors. Mr. Makrides has over 30 years of executive experience in the medical industry.

Robert L. Gershon, age 50, Chief Executive Officer and Director, has over 28 years of healthcare industry experience. On the operations side he ran the largest sales and marketing business at Covidien. With over $1B in P&L responsibility he consistently led an organization of over 600 people to double-digit revenue growth outpacing market category growth and capturing significant market share points during challenging healthcare economic conditions. He also was VP of sales and marketing at Henry Schein ($1.4B shared P&L for medical division/$115M full P&L for dialysis division) and earlier in his career spent over 13 years as a healthcare consultant for Booz Allen Hamilton, KPMG and two boutique consultancies where his practice focused on strategic planning, business development and mergers and acquisitions. Mr. Gershon received an MBA from J.L. Kellogg Graduate School of Management at Northwestern University and a BSBA degree from American University.

J. Robert Saron, age 64, President, Chief Sales and Marketing Officer and Director, holds a Bachelor degree in Social and Behavioral Science from the University of South Florida. From 1988 to present Mr. Saron has served as a director of the Company. Mr. Saron has previously served as both director and president of the Health Care Manufacturing Management Council. In 2011 Mr. Saron received the Leonard Berke Achievement award for ethics, mentoring, marketing skill, industry knowledge, contributions to the industry and contributions to HMMC. He currently serves as a director of the Health Industry Distributors Association Education Foundation. Mr. Saron received the Health Industry Distributors Association’s highest award in 2008, the Industry Award of Distinction (renamed the John F. Sasen Leadership Award) and in February 2013 was inducted into the Medical Distribution Hall of Fame. Mr. Saron’s employment contract extends to December 31, 2017. Mr. Saron brings over 39 years of executive marketing and distribution experience in the medical industry.

Jay D. Ewers, CPA, age 56, Chief Financial Officer, Treasurer and Secretary, has more than 30 years of accounting experience, having held financial executive positions in corporations ranging from early stage to high profile public companies with global operations in the medical equipment, manufacturing and semiconductor industries. Mr. Ewers joined the company as Corporate Controller in June, 2014. From 2004 to 2014, Mr. Ewers worked in private practice providing accounting and advisory services to both publicly traded and privately-held companies. Mr. Ewers received his CPA license in 1987 and is a certified internal auditor.

Jack McCarthy, age 51, has served as our Chief Commercialization Officer since March 2014. Mr. McCarthy has 23 years of sales and marketing experience of which the last 16 years has been spent in the healthcare industry. Most recently, he served as Vice President of Sales and Marketing for US Healthcare at Z-Medica. Prior to that, Mr. McCarthy spent 15 years with Covidien, in positions of increasing responsibility where he was charged with achieving sales, marketing and business development goals. His most recent position at Covidien was as Area Sales Vice President for the Endo Mechanical Intelligent Device franchise, where he managed a team of 50 sales professionals. Mr. McCarthy is a graduate of Loyola University in Baltimore, Maryland, were he obtained a BA degree in Marketing in 1988 and an MBA in Marketing in 1990.

Moshe Citronowicz, age 64, Senior Vice President came to the United States in 1978 and has worked in a variety of manufacturing and high technology industries. In October 1993, Mr. Citronowicz joined the Company as Vice President of Operations and served as our Chief Operating Officer until November 2011. Currently, he is serving as the Senior Vice President. Mr. Citronowicz’s employment contract extends to December 31, 2017.

Lawrence J. Waldman, CPA, age 70, has served as a director since 2011 and is currently the Chair of our audit committee and Lead Independent Director of the Board. Mr. Waldman has over thirty-five years of experience in public accounting. Mr. Waldman currently serves as a senior advisor to First Long Island Investors, LLC, an investment and wealth management firm since May 2016. Prior to that Mr. Waldman served as an advisor to the accounting firm of EisnerAmper LLP, where he was previously the Partner-in-Charge of Commercial Audit Practice Development for Long Island since September 2011. Prior to joining EisnerAmper LLP, Mr. Waldman was the Partner-in-Charge of Commercial Audit Practice Development for Holtz Rubenstein Reminick, LLP from July 2006 to August 2011. Mr. Waldman was the Managing Partner of the Long Island office of KPMG LLP from 1994 through 2006, the accounting firm where he began his career in 1972. Mr. Waldman was elected to the Board of Directors of Comtech Telecommunications Corp. in August of 2015 and since December 2015, serves as Chair of its audit committee. In October 2016, Mr. Waldman was appointed and subsequently in December 2016 elected to the Board of Directors of CVD Equipment Corporation, and serves as a member of the audit committee and Chair of the compensation committee. Mr. Waldman serves as a member of the Board of Directors of Northstar/RXR Metro Income Fund, a non-traded Real Estate Investment Trust and has served as a member of its audit committee since 2014. Mr. Waldman also served as a member of the State University of New York’s Board of Trustees and as chair of its audit committee, until March 2017. Mr. Waldman is also the Chair of the Supervisory Committee of Bethpage Federal Credit Union. He previously served as the Chairman of the Board of Trustees of the Long Island Power Authority and as Chair and a member of the finance and audit committee of its Board of Trustees. Mr. Waldman meets the definition of a financial expert as defined by the SEC and NYSE MKT.

Michael Geraghty, age 70, has served as a director since March 2011 and was previously employed as the President of Global Sales at Optos, Inc., a developer and manufacturer of retinal imaging devices for screening, detection and diagnosis of eye related conditions. From 2005 through 2008, he was the President of International Sales at Gyrus Acmi where he first started in 2000 as Senior Vice President of Sales for Gyrus Medical. Prior to this, Mr. Geraghty was the Vice President of Sales and Marketing for Everest Medical, Inc. and before that was the Director of Marketing for Advanced Products at Arthrocare Corporation. Mr. Geraghty specializes in building independent direct sales teams in the medical device industry and has extensive domestic and international sales and marketing experience. He received his bachelor’s degree from St. Mary’s University and graduate degree in Executive Sales Management from the University of Minnesota.

John Andres, age 59, serves as Vice Chairman of the Board and has over thirty years of experience in the medical device industry. Since April of 2017, Mr. Andres has been outside General Counsel and Compliance Officer for a privately held company, electroCore, LLC. Since fall of 2016, Mr. Andres has been a member of the board of managers, chair of the compensation committee, and a member of the ethics and compliance committee of a private start-up company called Longeviti Neuro Solutions, LLC. Longeviti Neuro Solutions, LLC is a Maryland LLC founded in 2016 to develop and commercialize implants and related systems for cranial reconstructive surgery. Since April, 2004, Mr. Andres has been a private consultant, doing business through John C. Andres, LLC, specializing in patent/business strategy development and execution. He also is a partner of Hawk Healthcare, LLC, which provides strategic transaction management to private individuals and companies. In 2004, Mr. Andres helped found K2M, Inc. (KTWO) and from 2004 until 2010 served as a member of the Board of Directors of K2M, Inc. Prior to 2004, Mr. Andres held various legal and strategic business development positions at the Surgical Division of Tyco Healthcare Group, LLP, now Medtronic (NYSE: MDT) and its predecessor, United States Surgical Corporation. Before joining U.S. Surgical, Mr. Andres worked at the New York law firm of Morgan & Finnegan. He received his Associate of Applied Science degree from Rochester Institute of Technology, his Bachelor of Arts degree from Lehigh University and his Juris Doctor from Pace University School of Law.

COMMITTEES OF OUR BOARD OF DIRECTORS

We have a standing Audit Committee, Compensation Committee and Governance and Nominating Committee.

Audit Committee

The Audit Committee assists the Board in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee reviews and discusses with management and our independent accountants the annual audited and quarterly financial statements (including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"), reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of our independent accountants, and prepares the Audit Committee Report included in its Annual Report on Form 10-K in accordance with rules and regulations of the Securities and Exchange Commission. The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. The Audit Committee also acts as a qualified legal compliance committee.

The meetings of the Committee are designed to facilitate and encourage communication among the Committee, the Company and the Company's independent auditor. The Committee discussed with the Company's Independent Auditor the overall scope and plans for their respective audits. The Committee meets with the independent auditor, with and without management present, to discuss the results of their examinations; their evaluations of the Company's internal controls; and the overall quality of the Company's financial reporting.

Our Audit Committee currently consists of three independent members of the Board of Directors. As a smaller reporting company, we are required to have at least two independent members comprising our Audit Committee in accordance with Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NYSE MKT Exchange. During 2016 Lawrence J. Waldman, CPA served as the Audit Committee Chairman and financial expert. Mr. Waldman qualifies as a "financial expert" (as defined in Item 407(a)(5) of Regulation S-K promulgated under the Exchange Act), for the Committee. The Audit Committee meets as often as it determines necessary but not less frequently than once every fiscal quarter. During 2016, the Audit Committee held four (4) meetings.

The membership of the Audit Committee, together with appointment dates and attendance at meetings, is set forth below:

Members	Committee member since	Attendance at full meetings during 2016
Lawrence J. Waldman	March 2011	4/4
John Andres	July 2014	4/4
Michael Geraghty	December 2016 (1)	0/4
Charles T. Orsatti	May 2015 (2)	4/4
Scott Davidson	July 2016 (3)	4/4

(1)	The Audit Committee did not hold any meetings in 2016 following the appointment of Mr. Geraghty to serve as a member of the Audit Committee.

(2)	Mr. Orsatti tendered his resignation from the board effective on December 31, 2016.

(3)	Mr. Davidson tendered his resignation from the board effective on December 19, 2016.

A copy of the Audit Committee Charter will be provided to any person without charge upon written request to the Company's address to the attention of the Secretary. A copy of the Audit Committee Charter is available at www.boviemed.com. Select the "Investor Relations" button.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for matters relating to the corporate governance of our company and the nomination of members of the board and committees thereof. During 2016, our Governance and Nominating Committee consisted of three independent members of the Board of Directors, John Andres, who serves as Chairman, Lawrence J. Waldman, and Michael Geraghty. The Governance and Nominating Committee meets as often as it determines necessary, but not less than once a year. During 2016, the Governance and Nominating Committee held two (2) meetings.

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company's business and structure, the Governance and Nominating Committee focused primarily on each person's background and experience as reflected in the information discussed in each of the directors' individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. As more specifically described in such person's individual biographies set forth above, our directors possess relevant and industry-specific experience and knowledge in the medical, engineering and business fields, as the case may be, which we believe enhances the Board's ability to oversee, evaluate and direct our overall corporate strategy. The Governance and Nominating Committee annually reviews and makes recommendations to the Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes, and personal and professional backgrounds needed by the Board, consistent with applicable regulatory requirements.

The Governance and Nominating Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our stockholders. The Governance and Nominating Committee will consider criteria including the nominee's current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in existing independence requirements of the NYSE MKT Market and the Securities and Exchange Commission, the business, scientific or engineering experience currently desired on the Board, geography, the nominee's industry experience, and the nominee's general ability to enhance the overall composition of the Board.

The Governance and Nominating Committee does not have a formal policy on diversity; however, in recommending directors, the Board and the Committee consider the specific background and experience of the Board members and other personal attributes in an effort to provide a diverse mix of capabilities, contributions and viewpoints which the Board believes enables it to function effectively as the Board of Directors of a company with our size and nature of business.

If a Stockholder wishes to nominate a candidate to be considered for election as a director at the 2017 Annual Meeting of Stockholders, he or she must submit nominations in accordance with the procedures set forth in "Stockholder Proposals For Next Annual Meeting." If a Stockholder wishes simply to propose a candidate for consideration as a nominee by the Governance and Nominating Committee, he or she should submit any pertinent information regarding the candidate to the members of the

Governance and Nominating Committee of Bovie Medical Corporation, c/o Secretary, 4 Manhattanville Road, Suite 106, Purchase, New York 10577.

A copy of the Governance and Nominating Committee Charter will be provided to any person without charge upon written request to the Company's address to the attention of the Secretary. A copy of the Governance and Nominating Committee Charter is available www.boviemed.com. Select the "Investor Relations" button.

Compensation Committee

The Compensation Committee is responsible for overseeing our compensation and employee benefit plans (including those involving the issuance of our equity securities) and practices, including formulating, evaluating, and approving the compensation of our executive officers and reviewing and recommending to the full Board of Directors the compensation of our Chief Executive Officer. During 2016, our Compensation Committee consisted of four (4) independent members of the Board of Directors, John Andres, Lawrence J. Waldman, CPA, Charles T. Orsatti, who served as our Chairman (who resigned as of December 31, 2016), and Scott Davidson (who resigned as of December 19, 2016). On December 18, 2017, Michael Geraghty was appointed to serve as a member and Chairman of the Compensation Committee effective upon Mr. Orsatti’s resignation. The Compensation Committee meets as often as it determines necessary, but not less than once a year. During 2016, the Compensation Committee held four (4) meetings.

To understand the competitiveness of compensation arrangements provided to our named executive officers, in 2014 the Compensation Committee engaged Pearl Meyer & Partners to perform a competitive assessment of base salaries, bonuses for on-target performance and grants of equity incentives. In 2016, Pearl Meyer & Partners updated the competitive frame of reference for the study to consist of the following group of pre-selected companies that were of comparable size and operated in our industry category.

A copy of the Compensation Committee Charter will be provided to any person without charge upon written request to the Company's address to the attention of the Secretary. A copy of the Compensation Committee Charter is available www.boviemed.com. Select the "Investor Relations" button.

The table below indicates the current membership of each committee and how many times the Board and each committee met in 2016:

	Board	Audit	Governance and Nominating	Compensation
Andrew Makrides	Chairman
Robert L. Gershon	Member
J. Robert Saron	Member
John Andres	Member	Member	Chairman	Member
Michael Geraghty	Member	Member	Member	Chairman
Lawrence J. Waldman	Member	Chairman (1)	Member	Member
Charles T. Orsatti (2)	Former Member	Former Member		Former Chairman
Scott Davidson (3)	Former Member	Former Member
Number of Meetings	10	4	2	4

(1)	Mr. Waldman has also been designated the Audit Committee's financial expert as well as the Board's Lead Independent Director.

(2)	Mr. Orsatti tendered his resignation from the board effective on December 31, 2016.

(3)	Mr. Davidson tendered his resignation from the board effective on December 19, 2016.

Stockholder Communications

The Board of Directors provides a process by which Stockholders may communicate with the Board, including our independent directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to any director or the entire Board of Directors of Bovie Medical Corporation, c/o Secretary, 4 Manhattanville Road, Suite 106, Purchase, New York 10577. All mail received at the above address that is addressed to the Board of Directors or any individual director will be relayed by the Company to the Board of Directors or such individual director. On a periodic basis, all such communications will be compiled by the Secretary and submitted to the Board of Directors or the individual director to whom the communications are addressed.

Code of Ethics

On March 30, 2004, Bovie adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer and principal financial officer.

A copy of the code of ethics will be provided to any person without charge upon written request to the Company's address to the attention of the Secretary. A copy of the code of ethics is available at www.boviemed.com. Select the "Investor Relations" button.

COMPENSATION DISCUSSION AND ANALYSIS

General Compensation Philosophy

The primary objective of our compensation program for employees, including our compensation program for executive officers, is to attract, retain and motivate qualified individuals and reward them in a manner that is fair to all stockholders. We strive to provide incentives for every employee that rewards them for their contribution to the Company.

Our compensation program is designed to be competitive with other employment opportunities and to align the interests of all employees, including executive officers, with the long-term interests of our stockholders. Historically, for our executive officers, we link a much higher percentage of total compensation to incentive compensation such as stock based compensation than we do for other employees.

With these objectives in mind, our Board has built executive and non-executive compensation programs that consist of three principal elements - base salary, performance bonuses and grants of stock options and/or shares of restricted stock.

To understand the competitiveness of compensation arrangements provided to our named executive officers, in 2014 the Compensation Committee engaged Pearl Meyer & Partners to perform a competitive assessment of base salaries, bonuses for on-target performance and grants of equity incentives. In 2016, Pearl Meyer & Partners updated the competitive frame of reference for the study to consist of the following group of pre-selected companies that were of comparable size and operated in our industry category.

Avinger, Inc.	Esko Bionics Holdings, Inc.	IRIDEX Corporation
AxoGen, Inc.	Fonar Corporation	Misonix, Inc.
BIOLASE, Inc	iCAD, Inc.	Retractable Technologies, Inc.
Cogentix Medical, Inc.	Invuity, Inc.	Utah Medical Products Inc.
Cutera, Inc.	IRadimed Corporation

In addition to the peer group, Pearl Meyer referenced industry-specific, size-adjusted market survey data where appropriate.

The results of the survey confirmed that, consistent with our desired philosophy, our compensation arrangements were competitive with the marketplace, with some variation by individual.

Compensation Program

Base Salary

We pay base salaries to our Named Executive Officers (as defined below) in order to provide a consistent, minimum level of pay that sustained individual performance warrants. We also believe that a competitive annual base salary is important to attract and retain an appropriate caliber of talent for each position over time.

The annual base salaries of our Named Executive Officers are determined by our Compensation Committee and approved by the Board of Directors. All salary decisions are based on each Named Executive Officer’s level of responsibility, experience and recent and past performance, as determined by the Compensation Committee. The Compensation Committee benchmarks base salaries using a major independent consulting firm and using their recommendations and other information the Committee evaluates and establishes the base compensation for our named executives.

Name	Title	Base Salary 2016
Robert L. Gershon	Chief Executive Officer and Director	$366
Andrew Makrides	Executive Chairman of the Board (1)	$216
Jay D. Ewers	Chief Financial Officer, Treasurer and Secretary	$235
J. Robert Saron	President, Chief Sales and Marketing Officer and Director	$319
Moshe Citronowicz	Senior Vice President	$214
Jack McCarthy	Chief Commercialization Officer	$287

(1)	Following the expiration of his contract, Mr. Makrides became the Company’s non-executive Chairman.

Performance Bonus

The second component of executive compensation is performance bonuses which are earned when defined metrics are achieved.

For 2016, the Company established a combination of financial, operational and personal objectives as the broad criteria that would determine annual performance bonus amounts for the year.

(In millions)	Threshold	Target	Achievement	Overall Weight	Achievement	Calculation
J Plasma	2.3	3.1	3.5	35%	150%	53%
Total Revenue Excluding J-Plasma	28.0	32.0	33.0	20%	125%	25%
Operating Loss	(4.1)	(3.7)	(3.7)	20%	100%	20%
Total Cash Balance	5.0	6.6	14.5	10%	200%	20%
MBO	1.0	1.0	1.0	15%	100%	15%
Total				100%		133%

After careful review and consideration of the measures that comprise the 2016 bonus, the Compensation Committee approved the following performance bonuses:

Name	Bonus
Robert L. Gershon	$243,224
Andrew Makrides	$100,322
Jay D. Ewers	$109,392
J. Robert Saron	$148,456
Moshe Citronowicz	$99,612
Jack McCarthy	$133,773
Total	$834,779

Stock Options

The third component of executive compensation is equity grants which have mainly come in the form of stock options. We believe that equity ownership in our Company is important to provide our Named Executive Officers with long-term incentives to better align interests of executives with the interests of stockholders and build value for our stockholders. In addition, the equity compensation is designed to attract and retain the executive management team. Stock options have value only if the stock price increases over time and, therefore, provide executives with an incentive to build Bovie’s value. This characteristic ensures that the Named Executive Officers have a meaningful portion of their compensation tied to future stock price increases and rewards management for long-term strategic planning through the resulting enhancement of the stock price.

Stock option awards to Named Executive Officers are entirely discretionary. The CEO recommends to the Compensation Committee awards for Named Executive Officers other than himself. The Compensation Committee considers this recommendation along with the prior contribution of these individuals and their expected future contributions to our growth. The Committee formulates and presents its recommended allocation of stock option awards to the Board of Directors for approval. The Compensation Committee then would make an independent determination on CEO stock option awards, again formulating and presenting its recommendation for the allocation of stock option awards to the Board of Directors for approval. The Board of Directors approves, rejects, or, if necessary, modifies the Committee’s recommendations.

Perquisites and Other Benefits

Our Named Executive Officers are eligible for the same health and welfare programs and benefits as the rest of our employees in their respective locations. In addition, our CEO, Chairman of the Board, President and Chief Sales and Marketing Officer, Chief Financial Officer, Chief Commercialization Officer and Senior Vice President each receive an automobile allowance.

Our Named Executive Officers are entitled to participate in and receive employer contributions to Bovie’s 401(k) Savings Plan. For more information on employer contributions to the 401(k) Savings Plan see the Summary Compensation Table and its footnotes.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), places a limit of $1.0 million on the amount of compensation that we may deduct as a business expense in any year with respect to each of our most highly paid executives unless, among other things, such compensation is performance-based and has been approved by stockholders. The non-performance-based compensation paid to our executive officers for the 2016 fiscal year did not exceed the $1.0 million limit per executive officer. Accounting considerations also play an important role in the design of our executive compensation program. Accounting rules, such as FASB ASC Topic 718-10-10, Share-Based Payment, require us to expense the cost of our stock option grants which reduces the amount of our reported profits. Because of option expensing and the impact of dilution on our stockholders, we pay close attention to the number and value of the shares underlying stock options we grant.

Summary Compensation Table

The following table sets forth the compensation paid to our chief executive officer, chief financial officer, and other highly compensated officers, our "Named Executive Officers," with respect to the Company's fiscal years ended December 31, 2014, December 31, 2015, and December 31, 2016. The Company has no executive officers other than the "Named Executive Officers."

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)		Non-Equity Incentive Plan Compensation Earnings ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Robert L. Gershon	2016	$365,750	$243,224	$—	$65,625		$—	$—	$30,201	$704,800
CEO and Director	2015	$350,000	$180,000	$—	$—		$—	$—	$30,201	$560,201
	2014	$350,000	$175,500	$—	$—		$—	$—	$19,720	$545,220

J. Robert Saron	2016	$318,917	$148,456	$—	$32,375		$—	$—	$24,383	$524,131
President, Chief Sales &	2015	$305,184	$79,543	$—	$—		$—	$—	$24,383	$409,110
Marketing Officer & Director	2014	$317,949	$79,917	$—	$—		$—	$—	$16,317	$414,183

Jack McCarthy	2016	$287,375	$133,773	$—	$32,375		$—	$—	$29,922	$483,445
Chief Commercialization	2015	$275,000	$74,500	$—	$—		$—	$—	$29,922	$379,422
Officer	2014	$201,469	$100,500	$—	$336,540		$—	$—	$12,420	$650,929

Andrew Makrides (4)	2016	$215,515	$100,322	$—	$—		$—	$—	$18,621	$334,458
Executive Chairman	2015	$238,620	$56,318	$—	$—		$—	$—	$18,621	$313,559
of the Board	2014	$238,620	$56,582	$—	$—		$—	$—	$18,574	$313,776

Jay D. Ewers*	2016	$235,000	$109,392	$—	$—		$—	$—	$10,608	$355,000
Chief Financial Officer,	2015	$171,456	$65,255	$—	$70,655	(2)	$—	$—	$32,185	$339,549
Treasurer and Secretary	2014	$—	$—	$—	$—		$—	$—	$—	$—

Moshe Citronowicz	2016	$213,990	$99,612	$—	$32,375		$—	$—	$22,066	$368,043
Senior Vice President	2015	$204,775	$53,537	$—	$—		$—	$—	$22,066	$280,378
	2014	$229,978	$53,788	$—	$—		$—	$—	$16,437	$300,203
* Assumed role as CFO on October 1, 2015.

(1)
These columns represent the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation). Pursuant to SEC rule changes effective February 28, 2010, we are required to reflect the total grant date fair values of the option grants in the year of grant, rather than the portion of this amount that was recognized for financial statement reporting purposes in a given fiscal year which was required under the prior SEC rules, resulting in a change to the amounts reported in prior Annual Reports.

(2)	On October 14, 2015, a total of 65,000 options were granted to Mr. Ewers with a fair value of $1.087 per option.

(3)	The amounts for 2016 include compensation under the following plans and programs:

(4)	Following the expiration of his contract, Mr. Makrides became the Company's non-executive Chairman.

	R.L. Gershon	J.R. Saron	J.J. McCarthy	A. Makrides	J.D. Ewers	M. Citronowicz
Car Allowance	$6,000	$6,000	$6,000	$6,000	$6,000	$6,000
Life insurance premiums	512	512	512	512	512	512
Health insurance premiums	17,064	10,828	17,064	9,125	—	10,828
Employer 401(k) contribution	6,625	7,043	6,346	2,984	4,096	4,726

Total	$30,201	$24,383	$29,922	$18,621	$10,608	$22,066
Amounts in the table above are pro-rated where applicable.

Employment Agreements and Potential Payments Upon Termination or Change in Control

At August 7, 2017, we were obligated under five employment agreements:

Name	Contract Expiration Date
Robert L. Gershon	N/A(1)
J. Robert Saron	December, 2017
Moshe Citronowicz	December, 2017
Jack McCarthy	N/A(1)
Jay D. Ewers	N/A(1)

(1)
Employment contracts were amended to remove a date certain for the conclusion of such term and provide for the Executives to remain employed by the Company until such time as their employment is terminated pursuant to the terms of their Employment Agreement.

Approximate future minimum payments under these agreements are as follows as of December 31, 2016:

(In thousands)
2017	$1,453
2018	—
Total	$1,453

Employment contracts, other than for Messrs. Gershon, McCarthy and Ewers, contain an automatic extension for a period of one year after the initial term unless we provide the executives with sixty (60) days written notice pursuant to the contracts. The employment agreements provide, among other things, that the executive may be terminated as follows:

(a)	Upon the death of the executive, in which case the executive’s estate shall be paid the basic annual compensation due the employee pro-rated through the date of death.

(b)
By the resignation of the executive at any time upon at least thirty (30) days prior written notice to Bovie in which case Bovie shall be obligated to pay the employee the basic annual compensation due him pro-rated to the effective date of termination.

(c)
By Bovie, “for cause” if during the term of the employment agreement the employee violates the non-competition provisions of his employment agreement, or is found guilty in a court of law of any crime of moral turpitude in which case the contract would be terminated and provisions for future compensation forfeited.

(d)
By Bovie, without cause, with the majority approval of the Board of Directors, for Mr. Gershon, Mr. Saron, Mr. McCarthy, Mr. Ewers and Mr. Citronowicz at any time upon at least thirty (30) days prior written notice to the executive. In this case Bovie shall be obligated to pay the executive compensation in effect at such time, including all bonuses, accrued or prorated and expenses up to the date of termination. Thereafter for Messrs. Saron and Citronowicz, Bovie shall pay the executive three times the salary in effect at the time of termination payable in one lump sum.

(e)
If Bovie fails to meet its obligations to the executive on a timely basis, or if there is a change in the control of Bovie, the executive may elect to terminate his employment agreement. Upon any such termination or breach of any of its obligations under the employment agreement, Bovie shall pay Mr. Saron and Mr. Citronowicz a lump sum severance equal to three times the annual salary and bonus in effect the month preceding such termination or breach as well as any other sums which may be due under the terms of the employment agreement up to the date of termination. Mr. Gershon, Mr. Ewers and Mr. McCarthy shall be paid two times their annual salary and bonus in effect the month preceding such termination or breach as well as any other sums which may be due under the terms of their respective employment agreement up to the date of termination.

There are no other employment contracts that have non-cancelable terms in excess of one year.

Options Exercises During Fiscal 2016

The following table sets forth information with respect to our named executive officers concerning the exercises of stock options during fiscal 2016.

Exercise of Equity Based Awards

Name (a)	Number of Shares Acquired on Exercise (b)	Value Realized on Exercise ($) (c)
None

Outstanding Equity Awards

The following table presents information with respect to each unexercised stock option held by our Named Executive Officers as of December 31, 2016:

Name	# of Securities Underlying Unexercised Options (# Exercisable)	# of Securities Underlying Unexercised Options (# Unexercisable)	Weighted Average Option Exercise Price ($/Sh)	Option Expiration Range After Grant Date
Andrew Makrides	24,000	6,000	$2.54	7/12/2022
J. Robert Saron	18,000	49,000	$2.13	7/12/2022	-	3/16/2026
Moshe Citronowicz	18,000	49,000	$2.13	7/12/2022	-	3/16/2026
Robert L. Gershon	375,000	450,000	$2.06	12/13/2023	-	3/16/2026
Jack McCarthy	106,500	143,500	$3.59	3/31/2024	-	3/16/2026
Jay D. Ewers	25,000	75,000	$2.66	6/30/2024	-	10/14/2025

Compensation of Non-Employee Directors

The following is a table showing the director compensation for the year ended December 31, 2016:

Name (a)	Fees Earned Or Paid In Cash ($) (b)	Stock Awards ($) (c)	Option Awards *** ($) (d)(1)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (I)	All Other Compensation ($) (g)	Total ($) (h)
Lawrence J. Waldman	$70,000	$—	$10,906	$—	$—	$—	$80,906
Michael Geraghty	$27,500	$—	$10,906	$—	$—	$—	$38,406
John Andres	$52,750	$—	$10,906	$—	$—	$—	$63,656
Charles T. Orsatti	$51,250	$—	$10,906	$—	$—	$—	$62,156
Scott Davidson	$18,250	$—	$10,906	$—	$—	$—	$29,156
*** These columns represent the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation).

(1)	On July 16, 2015, 12,000 ten year stock options with an exercise price of $1.80 and calculated option fair value of $0.909 were granted to each member of the Board.

In 2016, our Board of Directors consisted of Robert Gershon, J. Robert Saron, Andrew Makrides, John Andres, Larry Waldman, Michael Geraghty, Charles Orsatti, and Scott Davidson. Mr. Davidson tendered his resignation from the board December 19, 2016, and Mr. Orsatti tendered his resignation from the board effective on December 31, 2016.

In 2003, the Board of Directors adopted and stockholders approved Bovie’s 2003 Executive and Employee Stock Option Plan covering a total of 1,200,000 shares of common stock issuable upon exercise of options to be granted under the Plan.

On October 30, 2007, stockholders approved and the Board of Directors adopted an amendment to the 2003 Executive and Employee Stock Option Plan to increase the maximum aggregate number of shares of common stock reserved for issuance under the 2003 Plan from 1.2 million shares (already reserved against outstanding options) to 1.7 million shares, or an increase of 500,000 shares of common stock for future issuance pursuant to the terms of the plan. Except for the increase in the number of shares covered by the plan, the plan remains otherwise unchanged from its present status. In 2011, the Board of Directors granted 25,000 options to purchase a like number of shares of common stock.

In July of 2012, the stockholders approved the 2012 Executive and Employee Stock Option Plan covering a total of 750,000 shares of common stock issuable upon exercise of options to be granted under the plan. At December 31, 2016 approximately 37,000 remain to be issued in this plan.

In July of 2015 the stockholders approved the 2015 Executive and Employee Stock Option Plan covering a total of 2,000,000 shares of common stock issuable upon exercise of options to be granted under the plan. At December 31, 2016 approximately 693,078 remain to be issued in this plan.

There have been no changes in the pricing of any options previously or currently awarded.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors is responsible for determining the compensation of executive officers of the Company, as well as compensation awarded pursuant to the Company’s equity incentive plans.

In 2016, our Compensation Committee consisted of three independent members of the Board of Directors, Charles Orsatti who served as Chairman, John Andres and Lawrence J. Waldman.

No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no member of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

COMPENSATION COMMITTEE REPORT

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in our Annual Report on Form 10-K with management. Based on our Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC. During the majority of 2016, our Compensation Committee consisted of three independent members of the Board of Directors, Charles T. Orsatti, who served as Chairman, John Andres and Lawrence J. Waldman.

The Compensation Committee
Charles T. Orsatti, Compensation Committee Chair
John Andres, Compensation Committee Member
Lawrence J. Waldman, Compensation Committee Member

The foregoing Compensation Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information as of July 27, 2017 with respect to the beneficial ownership of the Company’s common stock by its executive officers, directors, all persons known by the Company to be the beneficial owners of more than 5% of its outstanding shares and by all officers and directors as a group.

	Number of Shares
Name and Address	Title	Owned (i)		Nature of Ownership	Percentage of Ownership (i)
Great Point Partners, LLC	Common	3,084,269	(ii)	Beneficial	9.985%
165 Mason Street 3rd Floor
Greenwich, CT 06830

William Weeks Vanderfelt	Common	2,273,249		Beneficial	7.4%
Coralis 44, Azzuri Village 44
Roches Noires, 31201 Mauritius

Andrew Makrides	Common	641,972	(iii)	Beneficial	2.1%
5115 Ulmerton Rd.
Clearwater, FL 33760

Robert L. Gershon	Common	423,750	(iv)	Beneficial	1.3%
5115 Ulmerton Rd.
Clearwater, FL 33760

J. Robert Saron	Common	445,190	(v)	Beneficial	1.4%
5115 Ulmerton Rd.
Clearwater, FL 33760

Moshe Citronowicz	Common	465,754	(vi)	Beneficial	1.4%
5115 Ulmerton Rd.
Clearwater, FL 33760

John Andres	Common	34,500	(vii)	Beneficial	0.1%
5115 Ulmerton Rd.
Clearwater, FL 33760

Jay D. Ewers	Common	42,500	(viii)	Beneficial	0.1%
5115 Ulmerton Rd.
Clearwater, FL 33760

Jack McCarthy	Common	284,750	(ix)	Beneficial	0.7%
5115 Ulmerton Rd.
Clearwater, FL 33760

Michael Geraghty	Common	50,000	(x)	Beneficial	0.1%
5115 Ulmerton Rd.
Clearwater, FL 33760

Lawrence J. Waldman	Common	101,000	(xi)	Beneficial	0.3%
5115 Ulmerton Rd.
Clearwater, FL 33760

Officers and Directors as a group (9 persons)		2,489,416	(xii)		7.3%

(i)
Based on 30,859,753 outstanding shares of Common Stock and 4,053,406 outstanding options to acquire a like number of shares of Common Stock as of July 25, 2017, of which officers and directors owned a total of 716,715 options and 1,590,166 shares at July 25, 2017. We have calculated the percentage on the basis of the amount of outstanding securities plus, for each person or group, any securities that person or group has current or future right to acquire pursuant to options, warrants, conversion privileges or other rights.

(ii)
Consists of (i) 3,055,000 shares of Common Stock owned collectively by Biomedical Value Fund, LP ("BVF"), Biomedical Offshore Value Fund, Ltd. ("BOVF"), Biomedical Institutional Value Fund, LP ("BIVF"), Class D Series of GEF-PS, LP ("GEF-PS"), and WS Investments, II, LLC ("WS"). The shares of common stock are owned of record as follows: BVF: 1,444,921; BOVF: 808,323; BIVF: 371,588; GEF-PS: 379,021; WS: 51,147. Does not include: (i) 975,639 shares of Series B preferred stock convertible into 1,951,278 common shares, collectively owned by each of BVF, BOVF, BIVF, GEF-PS, and WS. The provisions of such preferred stock restrict the conversion of such preferred stock to the extent that, after giving effect to such conversion, the holder of the preferred stock and its affiliates and any other person or entities with which such holder would constitute a group would beneficially own in excess of 9.985% of the number of shares of Common Stock of the Issuer outstanding immediately after giving effect to such conversion or exercise (the "Ownership Cap"). Therefore, the reporting persons could be deemed to beneficially own such number of shares underlying such preferred stock as would result in total beneficial ownership by such reporting persons up to the Ownership Cap.

(iii)
Includes 611,972 shares and 30,000 vested options out of a total of 30,000 ten year options owned by Mr. Makrides to purchase shares of Common Stock of the Company at an exercise price of $2.54. These options vest equally over a four year period.

(iv)
Includes 30,000 shares and 393,750 vested options out of a total of 925,000 ten year options owned by Mr. Gershon to purchase shares of Common Stock of the Company. Exercise prices for his options range from $1.80 to $3.23. These options vest equally over a four year period.

(v)
Includes 405,940 shares and 39,250 vested options out of a total of 137,000 ten year options owned by Mr. Saron to purchase shares of Common Stock of the Company. Exercise prices for his options range from $1.80 to $3.23. These options vest equally over a four year period.

(vi)
Includes 426,504 shares and 39,250 vested options out of a total of 137,000 ten year options owned by Mr. Citronowicz to purchase shares of Common Stock of the Company. Exercise prices for his options range from $1.80 to $3.23. These options vest equally over a four year period.

(vii)
Includes 34,500 vested options out of a total of 34,500 ten year options owned by Mr. Andres to purchase shares of Common Stock of the Company. Exercise prices for his options range from $1.88 to $3.81.

(viii)
Includes 42,500 vested options out of a total of 170,000 ten year options owned by Mr. Ewers to purchase shares of Common Stock of the Company. Exercise prices for his options range from $2.13 to $3.63. These options vest equally over a four year period.

(ix)
Includes 115,750 shares and 169,000 vested options out of a total of 320,000 ten year options owned by Mr. McCarthy to purchase shares of Common Stock of the Company. Exercise prices for his options range from $1.80 to $3.90. These options vest equally over a four year period.

(x)
Includes 50,000 vested options out of a total of 62,000 ten year options owned by Mr. Geraghty to purchase shares of Common Stock of the Company. Exercise prices for his options range from $1.88 to $3.81.

(xi)
Includes 101,000 vested options out of a total of 113,000 ten year options owned by Mr. Waldman to purchase shares of Common Stock of the Company. Exercise prices for his options range from $1.88 to $3.81.

(xii)
Includes 899,250 vested ten year options out of a total of 1,928,500 ten year outstanding options and 1,590,166 shares owned by all Executive Officers and directors as a group. The last date options can be exercised is April 30, 2027.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders (the “Reporting Persons”) are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2016 all filing requirements applicable to the Reporting Persons were timely met.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is that employees, non-employees and third parties must obtain authorization from the appropriate department executive manager, for any business relationship or proposed business transaction in which they or an immediate family member has a direct or indirect interest, or from which they or an immediate family member may derive a personal benefit (a “related party transaction”). The maximum dollar amount of related party transactions that may be approved as described above in this paragraph in any calendar year is $120,000. Any related party transactions that would bring the total value of such transactions to greater than $120,000 must be referred to the Audit Committee to determine the procedure for approval and then have the recommendations presented to the Board of Directors for approval.

Several relatives of Nikolay Shilev, Bovie Bulgaria’s Managing Director, are considered related parties. Teodora Shileva, Mr. Shilev’s spouse is an employee of the company working in the Accounting department. Antoaneta Dimitrova Shileva-Toromanova, Mr. Shilev’s sister is the Manager of Production and Human Resources. Svetoslav Shilev, Mr. Shilev’s son is an Engineer in the Quality Assurance department.

A relative of Moshe Citronowicz, Bovie’s Senior Vice President, is considered a related party. Arik Zoran is a consultant of the Company doing business as AR Logic, Inc., a consulting firm owned by Arik Zoran, Mr. Citronowicz’s brother. The Company has been working with AR Logic since 2011 and as of April 14, 2017, the Company agreed to a renewal contract and terms to continue the consulting arrangement, expiring December 31, 2017. AR Logic was paid consulting fees of approximately $0.2 million, $0.3 million and $0.2 million during 2016, 2015 and 2014, respectively.

Independent Board Members

The Board currently has three independent members, John Andres, Michael Geraghty and Lawrence J. Waldman who meet the existing independence requirements of the NYSE MKT Market and the Securities and Exchange Commission.

PROPOSAL TWO

RATIFICATION OF AUDITORS

Frazier & Deeter, LLC (“F&D”) has acted as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016. Representatives of F&D are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so. Neither the Company's bylaws nor the governing documents or law require stockholder ratification of the selection of F&D as the Company's independent registered public accounting firm. However, this proposal is being submitted to the stockholders as a matter of good corporate practice. If the stockholders do not ratify F&D, the appointment of another firm of independent certified public accountants may be considered by the Audit Committee. Even if F&D is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that doing so is in the best interests of the Company and its stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF FRAZIER & DEETER, LLC AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING DECEMBER 31, 2017.

The following table sets forth the aggregate fees billed to us by our current accountants, Frazier & Deeter, LLC:

	Year Ended December 31,
(In thousands)	2016	2015
Audit fees (1)	$173	$141
Non-Audit fees:
Audit related fees (2)	3	17
Tax fees (3)	—	—
All other fees (4)	—	—
Total fees billed	$176	$158

(1)
Audit fees consist of fees billed for professional services rendered for the audit of Bovie’s annual financial statements and reviews of its interim consolidated financial statements included in quarterly reports and other services related to statutory and regulatory filings or engagements.

(2)
Audit related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or reviews of Bovie’s consolidated financial statements and are not reported under “Audit Fees”.

(3)
Tax fees consist of fees billed for professional services rendered for tax compliance and tax advice (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

(4)	All other fees consist of fees for products and services other than the services reported above.

AUDIT COMMITTEE REPORT

Our Audit Committee is composed of "independent" directors, as determined in accordance with Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, assessing the independent registered public accounting firm's qualifications, independence and performance for us. Management is responsible for preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The following is the Audit Committee's report submitted to the Board of Directors for 2016.

As part of its oversight of the Company's financial statements, the Audit Committee reviews and discusses with both management and the Company's independent registered public accountants all annual and quarterly financial statements prior to their issuance. During fiscal 2016, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and management reviewed significant accounting and disclosure issues with the Audit Committee.

The Audit Committee recognizes the importance of maintaining the independence of the Company's Independent Auditor, both in fact and appearance. Each year, the Committee evaluates the qualifications, performance and independence of the Company's Independent Auditor and determines whether to re-engage the current Independent Auditor. Based on this evaluation, the Audit Committee has retained Frazier and Deeter, LLC as the Company's Independent Auditor for 2017. Although the Audit Committee has the sole authority to appoint the Independent Auditors, the Audit Committee will continue to recommend that the Board ask the stockholders, at the Annual Meeting, to ratify the appointment of the Independent Auditors.

The Committee reviewed with the independent auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements and related schedules with US generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), including PCAOB Auditing Standard No. 16, Communications with Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Committee has discussed with the Independent Auditor the firm's independence from Company management and the Company, including the matters in the letter from the firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with the independent auditor's independence.

In addition, the Audit Committee has met separately in executive session with management and with Frazier & Deeter, LLC.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

The Audit Committee
Lawrence J. Waldman, Audit Committee Chair
John Andres, Audit Committee Member
Michael Geraghty, Audit Committee Member
August 7, 2017

The foregoing Audit Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

PROPOSAL THREE

APPROVAL OF ADVISORY RESOLUTION
SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), and Section 14A of the Securities Exchange Act of 1934, as amended, the Company is asking its stockholders to vote, on an advisory basis, to approve the compensation of its named executive officers as described in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives the Company's stockholders the opportunity to express their views on the compensation of the Company's Named Executive Officers. For purposes of this Proxy Statement, the following Company executives are referred to collectively as the "Named Executive Officers": Robert L. Gershon, Andrew Makrides, J. Robert Saron, John J. McCarthy, Moshe Citronowicz, and Jay D. Ewers. We are required to hold a vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation once every six years. At our 2013 Annual Meeting of Stockholders, our Stockholders voted to hold an annual non-binding advisory vote relating to the frequency of future non-binding advisory votes on resolutions approving future named executive officers compensation.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward and retain key employees, including our Named Executive Officers, who are critical to the Company's long-term success. Stockholders are urged to read the "Executive Compensation" section of this Proxy Statement for greater detail about the Company's executive compensation programs, including information about the fiscal year 2016 compensation of the Named Executive Officers.

The Company is asking the stockholders to indicate their support for the compensation of the Company's Named Executive Officers as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED, that the stockholders ratify and approve the compensation of the Named Executive Officers of Bovie Medical Corporation, as disclosed in the "Executive Compensation", the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2017 Annual Meeting of Stockholders.

Even though this Say-on-Pay vote is advisory and therefore will not be binding on the Company, the Compensation Committee and the Board of Directors value the opinions of the Company's stockholders. Accordingly, to the extent there is a significant vote against the compensation of the Named Executive Officers, the Board of Directors will consider stockholder concerns and the Compensation Committee will evaluate what actions, if any, may be necessary or appropriate to address those concerns. You may vote "for," "against," or "abstain" from the proposal to approve on an advisory basis the compensation of our Named Executive Officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR

APPROVAL OF THE 2017 SHARE INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve the Company’s 2017 Share Incentive Plan (the “2017 Plan”), which was adopted by the Board of Directors subject to approval by the Company’s stockholders. The Company’s Board of Directors considers the 2017 Plan to be important to: (i) aid in maintaining and developing key employees capable of assuring the future success of the Company and to offer such personal incentives to put forth maximum efforts for the success of the Company's business; (ii) to enhance the Company's ability to attract and retain the services of experienced and knowledgeable outside directors; and (iii) to afford such key employees and outside directors an opportunity to acquire a proprietary interest in the Company, thereby aligning their interests with the interests of the Company’s stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 2017 SHARE INCENTIVE PLAN.

Summary of the New Plan

The following summary of the main features of the 2017 Plan is qualified in its entirety by reference to the complete text of the 2017 Plan, which is set forth as Exhibit A to this Proxy Statement. For purposes of the discussion contained in this Proposal No. 4, all capitalized terms shall have the meaning proscribed to such terms in the 2017 Plan, except as otherwise provided.

The 2017 Plan authorizes the grant and issuance of two different types of Awards: Options (“Stock Options”), which can qualify as “incentive stock options” under the Code, or as “non-qualified stock options;” and Restricted Stock, which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria.

The 2017 Plan has a number of special terms and limitations, including:

•	The exercise price for Stock Options granted under the 2017 Plan must at least equal the Shares’ fair market value at the time the Stock Option is granted;

•	The 2017 Plan expressly states that Stock Options granted under it cannot be “repriced,” as defined in the 2017 Plan, without stockholder approval;

•	3,000,000 shares, are proposed to be available for granting any Award under the 2017 Plan; and

•	Stockholder approval is required for certain types of amendments to the 2017 Plan.
Eligibility

Any Key Employee, including any Key Employee who is an officer or director of the Company or any Affiliate, any Outside Director or a third party consultant to the Company or any Affiliate shall be eligible to be designated a Participant; provided however, that an Incentive Stock Option shall not be granted to: (1) an Outside Director; or (2) an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

Administration

The 2017 Plan may be administered by a committee of the Board of Directors comprised of non-employee directors (the "Committee"), although the Board of Directors may exercise any authority of the Committee under the 2017 Plan in lieu of the Committee’s exercise thereof.

Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether to, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash or

Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Shares Available for Awards

The aggregate number of Shares that can be issued under the 2017 Plan may not exceed 3,000,000 (including pursuant to Incentive Stock Options). If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or if an Award otherwise terminates without the delivery of any shares or cash payments to be received thereunder, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any shares that are used by a Participant as full or partial payment to the Company of the purchase price of Shares acquired upon exercise of an Option or satisfy applicable tax withholding requirements (including social insurance requirements) upon the exercise or vesting of an Award shall again be available for granting Awards.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or securities or other property) subject to outstanding Awards and (iii) the exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

Awards

The 2017 Plan authorizes the grant and issuance of the following types of Awards: Stock Options and Restricted Stock.

Stock Options

Subject to the express provisions of the 2017 Plan and as discussed in this paragraph, the Committee has discretion to determine the vesting schedule of Stock Options, the events causing a Stock Option to expire, the number of shares subject to any Stock Option, the restrictions on transferability of a Stock Option, and such further terms and conditions, in each case not inconsistent with the 2017 Plan, as may be determined from time to time by the Committee. The 2017 Plan expressly provides that the Company cannot “reprice” Stock Options without stockholder approval. The exercise price for Stock Options may not be less than 100% of the fair market value of the Common Stock (as determined pursuant to the 2017 Plan) at the time the Stock Option is granted. The term of each Option shall be fixed by the Committee, but such term shall not exceed 10 years from the date on which such Option is granted. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash and or shares having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.

Restricted Stock

The Committee may make Awards of restricted stock to participants, which will be subject to restrictions on transferability and other restrictions as the Committee may impose, including, without limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock. These Awards may be subject to forfeiture and reacquired by the Company upon any conditions or criteria established by the Committee, including without limitation termination of employment or upon resignation or removal as an Outside Director during the applicable restriction period.

Amendments and Termination

The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that:

•	change the maximum number of shares of Common Stock for which Awards may be granted under this Plan;

•	extend the term of this Plan; or

•	change the class of persons eligible to participate in the Plan.
The Committee may amend, alter or discontinue an Award made under the Plan which would impair the rights of any Award holder, without such holder’s consent, under any Award theretofore granted; provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any change in control, recapitalization, stock dividend, stock split, reorganization, merger, consolidation or similar type transaction that such amendment or alteration either is required or advisable in order for the Company, the Plan or any Award granted to satisfy any law or regulation or to meet the requirements of any accounting standard.

No Award granted under the 2017 Plan shall be granted pursuant to the 2017 Plan more than 10 years after the date of the Company’s stockholders' adoption of the 2017 Plan.

Income Tax Withholding; Tax Bonuses

Withholding. In order to comply with all applicable federal, state or foreign income tax or social insurance contribution laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or foreign payroll, withholding, income, social insurance contributions or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal, state and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter to approve bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal, state and foreign taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Tax Effect to Company

The Company generally will be entitled to a tax deduction in connection with an Award under the 2017 Plan in an amount equal to the compensation income (ordinary income) realized by a Participant and at the time the Participant recognizes such income (for example, the exercise of a NQSO). Special rules limit the deductibility of compensation paid to certain Covered Employees of the Company (as defined by Section 162(m) of the Code, the annual compensation paid to any of these Covered Employees will be deductible only to the extent that does not exceed $1,000,000 or if the compensation is paid solely on account of attaining one or more pre-established, objective performance goals. The 2017 Plan has been constructed such that some Awards in the Committee’s discretion may qualify as “performance-based compensation” under Section 162(m) of the Code and thus would be deductible even if the total compensation paid to the Covered Employee is in excess of $1,000,000. However, whether an Award will qualify under Section 162(m) as "performance-based compensation" will depend on the terms, conditions and type of the Award issued to the Covered Employee. For example, grants of Stock Options or Restricted Stock often vest only according to the optionee’s or grantee’s length of employment rather than pre-established performance goals. Therefore, the compensation derived from the Awards made to Covered Employees may not be deductible by the Company to the extent the Covered Employee’s total compensation exceeds $1,000,000.

Vote Required

Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of votes cast by the holders of Common Stock represented and entitled to vote at the Annual Meeting is required to approve the 2017 Plan.

The Board believes that the approval of the 2017 Plan is in the Company’s and the stockholders' best interests. The Company’s non-employee directors have an interest in the proposal to adopt the 2017 Plan since each is an eligible Participant in Awards under the 2017 Plan.

PROPOSAL FIVE

AMEND CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

The Certificate of Incorporation of the Company, as amended (the “Certificate”), currently provides for Fifty Million (50,000,000) shares of capital stock, of which (i) Forty Million (40,000,000) shares are designated common stock, having a par value of $.001 per share (“Common Stock”), and (ii) Ten Million (10,000,000) shares are designated "Preferred Stock", having a par value of $.001 per share (“Preferred Stock”). The Board of Directors believes that an amendment to the Certificate authorizing an increase in the authorized number of shares of Common Stock from Forty Million (40,000,000) shares to Seventy-Five Million (75,000,000) shares of Common Stock (the “Common Stock Amendment”) would more appropriately support the present and future needs of the Company. The Common Stock Amendment would afford us flexibility in making acquisitions through the use of stock, structuring joint ventures and strategic alliances, raising equity capital, reserving additional shares for issuance under employee incentive plans, and facilitating other general corporate purposes, including stock dividends, stock splits and similar uses. It could also have the effect of making it more difficult for a third party to acquire control of the Company. Under our Certificate of Incorporation, our stockholders do not have preemptive rights with respect to our Common Stock. Thus, should our Board of Directors elect to issue additional shares, existing stockholders would not have any preferential rights to purchase any shares.

If our stockholders approve the Common Stock Amendment, we will file a Certificate of Amendment to our Certificate of Incorporation with the Secretary of the State of Delaware. A copy of the proposed Common Stock Amendment is attached hereto as Exhibit B.
Purpose of the Increase in Authorized Number of Shares of Common Stock
The primary purpose of the increase in the number of authorized shares of our Common Stock is to provide us with additional shares of Common Stock for equity sales, acquisitions and other corporate purposes. We presently have no plans, proposals or arrangements to issue any of the newly authorized shares of Common Stock for any purpose whatsoever, including future acquisitions and/or financings. The Common Stock Amendment authorizing the increase in the number of shares of our Common Stock from Forty Million (40,000,000) shares to Seventy-Five Million (75,000,000) shares will provide us with additional shares of Common Stock which could dilute the ownership of the holders of our Common Stock by one or more persons seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company. The increase in the authorized number of shares of our Common Stock is not being undertaken in response to any specific effort of which our Board of Directors is aware to enable anyone to accumulate shares of our Common Stock or gain control of the Company.
Other than the Common Stock Amendment, our Board of Directors does not currently contemplate the adoption of any other amendments to our Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company. While it is possible that management could use the additional authorized shares of Common Stock to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, we have no intent, plans or proposals to use the additional unissued authorized shares of our Common Stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.
While the increase in authorized shares of our Common Stock may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by such authorization will outweigh the disadvantages. To the extent that such authorization may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with our Board of Directors, enabling us to consider the proposed transaction in a manner that best serves the stockholders' interests.

Description of the Securities
The authorized capital stock of the Company presently consists of 40,000,000 shares of Common Stock with a par value of $.001 per share, and 10,000,000 shares of Preferred Stock with a par value of $.001 per share, of which Three Million Five Hundred Thousand (3,500,000) shares are currently designated as “Series A 6% Convertible Preferred Stock” and Three Million Five Hundred Eighty-Eight Thousand One Hundred Thirty-Nine (3,588,139) are designated as “Series B Convertible Preferred Stock. Each outstanding share of our Common Stock is entitled to one vote on all matters submitted to a vote of stockholders. Each outstanding share of our Series A Preferred Stock is entitled to one vote for each share of Common Stock into which each share of Series A 6% Preferred Stock held by them is convertible on all matters submitted to a vote of stockholders. Each outstanding share of our Series B Convertible Preferred Stock is entitled to one vote for each share of Common Stock into which each share of Series B Convertible Preferred Stock held by them is convertible on all matters submitted to a vote of stockholders.
Except as otherwise provided in the Company’s Certificate of Designation or by law, the holders of shares of Series A 6% Preferred Stock, the holders of shares of Series B Convertible Preferred Stock, and the holders of shares of Common Stock shall vote together as One (1) class on all matters submitted to a vote of stockholders of the Corporation. There are no cumulative voting rights. A majority of the total outstanding shares of our Company entitled to vote, represented in person or by proxy, will constitute a quorum at any meeting of our stockholders. Other than the election of directors, when a quorum is present at any meeting of our stockholders, a majority of votes cast by the holders of shares entitled to vote thereon will constitute action by our stockholders. With respect to the election of directors, when a quorum is present at any meeting of our stockholders, a plurality of the votes cast by the holders of shares entitled to vote thereon will constitute action by our stockholders. Our Board of Directors can change the foregoing voting requirement by changing our by-laws to the extent permitted by applicable laws. In addition, any action required to be taken at a meeting of our stockholders, or any other action which may be taken at a meeting of our stockholders, may be taken without a meeting, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
Subject to any preferential rights of any outstanding Preferred Stock created by our Board of Directors from time to time, if our Certificate of Incorporation is amended to authorize the issuance of Preferred Stock, upon liquidation, dissolution or winding up of our Company, the holders of our Common Stock are entitled to share ratably in all net assets available for distribution to our stockholders after payment to creditors.
Subject to any preferential rights of any outstanding preferred stock created by our Board of Directors from time to time, if our Certificate of Incorporation is amended to authorize the issuance of the preferred stock, the holders of our Common Stock are entitled to receive the dividends as may be declared by our Board of Directors out of funds legally available for dividends. Our Board of Directors is not obligated to declare a dividend. Any future dividends will be subject to the discretion of our Board of Directors and will depend upon, among other things, future earnings, the operating and financial condition of our company, its capital requirements, general business conditions and other pertinent factors. It is not anticipated that dividends will be paid in the foreseeable future.
Our Common Stock is not convertible or redeemable and has no preemptive, subscription or conversion rights. There are no conversions, redemption, sinking fund or similar provisions regarding our Common Stock.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 5 TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company's 2018 Annual Meeting of Stockholders must be received in writing at the Company's offices at 4 Manhattanville Road, Suite 106, Purchase, New York 10577, Attn: Corporate Secretary, no later than April 10, 2018, for inclusion in the Company's proxy statement and proxy card relating to such meeting. Such proposals must comply with applicable SEC rules and regulations.

In order for any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) to be presented directly at next year's annual meeting, we must receive written notice of the proposal in a timely manner. If such notice is received, proxies may be voted at the discretion of management if we advise stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as "householding", potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and wish to receive only one, please notify your broker. Stockholders who currently receive multiple sets of the proxy materials at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons appointed as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

WE ARE PROVIDING HEREWITH, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2016, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY MATERIALS WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2016, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, BOVIE MEDICAL CORPORATION, 4 MANHATTANVILLE ROAD, SUITE 106, PURCHASE, NEW YORK 10577. THE COMPANY'S TELEPHONE NUMBER AT SUCH OFFICE IS (914) 468-4069.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

By order of the Board of Directors

Dated: August 7, 2017	By:	/s/ Andrew Makrides
Andrew Makrides
Chairman of the Board of Directors

BOVIE MEDICAL CORPORATION

PROXY

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 14, 2017. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Stockholders and Proxy Statement of Bovie Medical Corporation in connection with the 2017 Annual Meeting to be held on September 14, 2017, and appoints Andrew Makrides and Robert L. Gershon, or either of them, proxy with power of substitution, for and in the name of the undersigned, and hereby authorizes each or either of them to represent and to vote, all the shares of common stock of Bovie Medical Corporation, a Delaware corporation ("Company"), that the undersigned would be entitled to vote at our Annual Meeting of Stockholders ("Annual Meeting") on September 14, 2017 and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any proxy heretofore given. The proxy holder appointed hereby is further authorized to vote in his discretion upon such other business as may properly come before the Annual Meeting. This proxy will be voted as specified. If no direction is made, this proxy will be voted in favor of all proposals.

THE BOARD RECOMMENDS A VOTE "FOR" EACH NOMINEE LISTED ON PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4, and "FOR" PROPOSAL 5.

☒ Please mark your votes
as in this example using
dark ink only.

1.
The election of the following nominees to the Company's Board of Directors to serve until the 2018 Annual Meeting of Stockholders: Andrew Makrides, Robert L. Gershon, J. Robert Saron, Lawrence J. Waldman, Michael Geraghty and John Andres.

	FOR all nominees (except as marked to the contrary below)	☐

	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE	☐

	WITHHOLD AUTHORITY FOR ALL EXCEPT	☐

	Andrew Makrides		☐
	Robert L. Gershon		☐
	J. Robert Saron		☐
	Lawrence J. Waldman		☐
	Michael Geraghty		☐
	John Andres		☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and check the box next to each nominee you wish to withhold authority.

Please see reverse for additional proposals

2.	The ratification of Frazier & Deeter, LLC as the Company's independent public accountants for the year ending December 31, 2017.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3.	The approval of a non-binding advisory proposal approving a resolution supporting the compensation of named executive officers.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4.	The approval of the 2017 Share Incentive Plan.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

5.
The approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock, having a par value of $.001 per share (“Common Stock”), from Forty Million (40,000,000) shares to Seventy-Five Million (75,000,000) shares of Common Stock.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, all as set out in the Notice and Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

Please sign exactly as your name appears and return this proxy card immediately in the enclosed stamped self-addressed envelope.

Signature(s)	Signature
Dated:

NOTE: Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.

EXHIBIT A

BOVIE MEDICAL CORPORATION
2017 SHARE INCENTIVE PLAN

Section 1. Purpose.

The purposes of the Bovie Medical Corporation Share Incentive Plan (the “Plan”) are to: (i) aid in maintaining and developing key employees capable of assuring the future success of Bovie Medical Corporation (the “Company”), and to offer such personnel incentives to put forth maximum efforts for the success of the Company’s business; (ii) to enhance the Company’s ability to attract and retain the services of experienced and knowledgeable outside directors; and (iii) to afford such key employees and outside directors an opportunity to acquire a proprietary interest in the Company, thereby aligning their interests with the interests of the Company’s stockholders.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)“Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

(b) “Award” shall mean any Option or Restricted Stock granted under the Plan.

(c)“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(d)“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(e)“Committee” shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than three (3) directors, each of whom is a “Non-Employee Director” within the meaning of Rule 16b-3.

(f)“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, for purposes of the Plan, the Fair Market Value of Shares on a given date shall be the closing price of the Shares on such date on the NYSE MKT Exchange (“NYSE”) or any other national securities exchange on which the Company’s Common Stock is listed.

(g)“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(h)“Key Employee” shall mean any employee of the Company or any Affiliate who the Committee determines to be a key employee.

(i)“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(j)“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(k)“Outside Director” shall mean each member of the Board of Directors of the Company that is not also an employee of the Company or any Affiliate of the Company.

(l)“Participant” shall mean either: (i) a Key Employee, (ii) an Outside Director, or (iii) a third party consultant to the Company or any Affiliate designated to be granted an Award under the Plan.

(m)“Person” shall mean any individual, corporation, partnership, association or trust.
(n)“Restricted Stock” shall mean any Share granted under Section 6(b) of the Plan.

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(o)“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

(p)“Shares” shall mean shares of Common Stock, $.001 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

Section 3. Administration.

(a)Power and Authority of the Committee. The Plan shall be administered by the Board of Directors, or if the Board of Directors shall so designate, by the Committee. For purposes of this Plan, references to the Committee shall mean either the Board of Directors or the Committee if the Committee has been designated by the Board of Directors to administer the Plan. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash or Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

(b)Meetings of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as the Committee may determine. A majority of the Committee’s members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

Section 4. Shares Available for Awards.

(a)Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares available for the granting of Awards under the Plan shall be 3,000,000. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares or cash payments to be received thereunder, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any Shares that are used by a Participant as full or partial payment to the Company of the purchase price of Shares acquired upon exercise of an Option or to satisfy applicable tax withholding requirements (including social insurance requirements) upon the exercise or vesting of an Award shall again be available for granting Awards.

(b)Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

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(c)Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or securities or other property) subject to outstanding Awards and (iii) the exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

Section 5. Eligibility.

Any Key Employee, including any Key Employee who is an officer or director of the Company or any Affiliate, any Outside Director or a third party consultant to the Company or any Affiliate shall be eligible to be designated a Participant; provided, however, that an Incentive Stock Option shall not be granted to: (1) an Outside Director; or (2) an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

Section 6. Awards.

(a)Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of the Shares on the date such option is granted.

(ii)Option Term. The term of each Option shall be fixed by the Committee, but such term shall not exceed 10 years from the date on which such Option is granted.

(iii)Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(b)Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(iii)Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment or upon resignation or removal as an Outside Director (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

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(c)General.

(i)No Cash Consideration for Awards. Except as otherwise determined by the Committee, Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in Shares, cash or a combination thereof as the Committee shall determine, and may be made in a single payment, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments.

(iv)Limits On Transfer of Awards. No Award and no right under any such Award shall be assignable, alienable, salable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that a Participant may, in the manner established by the Committee,

(A)designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant, or

(B)transfer a Non-Qualified Stock Option to any “family member” (as such term is used in Form S-8 under the Securities Act of 1933) of such Participant, provided that (1) there is no consideration for such transfer or such transfer is effected pursuant to a domestic relations order in settlement of marital property rights, and (2) the Non-Qualified Stock Options held by such transferees continue to be subject to the same terms and conditions (including restrictions or subsequent transfers) as were applicable to such Non-Qualified Stock Options immediately prior to their transfer.

Each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant, by a transferee pursuant to a transfer permitted by clause (B) of this Section 6(c)(iv), or, if permissible under applicable law, by the Participant’s or such transferee’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)Term of Awards. Subject to the terms of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

(vi)Restrictions; Securities Exchange Listing. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal, state or foreign securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares are traded on a securities exchange, the Company shall not be required to deliver any Shares covered by an Award unless and until such Shares have been admitted for trading on such securities exchange.

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Section 7. Amendment and Termination; Adjustments.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that:

(i)absent such approval, would cause Rule 16b-3 to become unavailable with respect to the Plan;

(ii)requires the approval of the Company’s stockholders under any rules or regulations of NYSE MKT Exchange, or, if applicable Financial Industry Regulatory Authority, Inc. or any securities exchange that are applicable to the Company; or

(iii)requires the approval of the Company’s stockholders under the Code in order to permit Incentive Stock Options to be granted under the Plan.

(b)Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively, subject to Section 7(c) of the Plan. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof.

(c)Prohibition on Option Repricing. The Committee shall not reduce the exercise price of any outstanding Option, whether through amendment, cancellation or replacement grants, or any other means, without shareholder approval.

(d)Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding; Tax Bonuses.

(a)Withholding. In order to comply with all applicable federal, state or foreign income tax or social insurance contribution laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or foreign payroll, withholding, income, social insurance contributions or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal, state and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

(b)Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter to approve bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal, state and foreign taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

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Section 9. General Provisions.

(a)No Rights to Awards. No Key Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

(b)Delegation. The Committee may delegate to one or more officers of the Company or any Affiliate or a committee of such officers the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Key Employees who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

(c)Terms of Awards. The specific terms of an Award pursuant to the Plan shall be set forth in an Award Agreement duly executed (by manual, facsimile or electronic signature) on behalf of the Company.

(d)No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate or any right to remain as a member of the Board of Directors, as the case may be. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment (or remove an Outside Director), free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principals.

(g)Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(h)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(j)Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan.

The Plan shall be effective as of the date of its approval by the stockholders of the Company.

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Section 11. Term of the Plan.

Awards shall be granted under the Plan during a period commencing the date the Plan was approved by the stockholders of the Company, through a date which is ten (10) years from the date of such shareholder approval. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the ending date of the period stated above, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.

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EXHIBIT B

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF BOVIE MEDICAL CORPORATION
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
The undersigned Chief Executive Officer of Bovie Medical Corporation, a Corporation organized under the laws of the State of Delaware (the “Corporation”), hereby certifies that:

1.
The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 3, 1982, a Certificate of Amendment of the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 15, 1983, a Certificate of Amendment of the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 22, 1983, a Certificate of Amendment of the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 23, 1987, a Certificate for Renewal and Revival of Charter was filed with the Secretary of State of the State of Delaware on March 16, 1993, a Certificate of Amendment of the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 8, 1998, a Certificate of Designation, Preferences and Rights of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on September 8, 1998, a Certificate of Amendment of the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 14, 1998, and a Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware on March 16, 2015.

2.	Article Fourth of the Certificate of Incorporation of the Corporation, as amended to date, is hereby further amended whereby Paragraph FOURTH is hereby amended to read as follows:

FOURTH:    The total number of shares of capital stock of all classifications which the corporation shall have the authority to issues is Eighty-Five Million (85,000,000) shares, of which (i) Seventy-Five Million shares shall be designated “Common Stock”, having a par value of $.001 per share, and (ii) Ten Million (10,000,000) shall be designated “Preferred Stock”, having a par value of $.001 per share.

(a)    All shares of common stock will be equal to each other and shall have all the rights granted to stockholders under the General Corporation Law of the State of Delaware as amended, and the Certificate of Incorporation, including, without limitation, one vote for each share outstanding in the name of each holder, the power to elect directors or consent or dissent to any action to take place at any regular or special meeting of stockholder, and the right to receive dividends and distributions subject to the rights and preferences of any outstanding shares of Preferred Stock authorized hereby.

(b)    The Preferred Stock may be issued from time to time in one or more classes and one or more series of each class with specified serial designations, shares of each series of any class shall have equal rights and shall be identical in all respects, and (1) may have specified voting powers, full or limited or may be without voting power; (2) may be subject to redemption at such time or times at designated prices; (3) may be entitled to receive dividends (which may be cumulative or non-cumulative) at designated rates, on such conditions and specified times, and payable on any other class or classes of stock; (4) may have such rights upon the dissolution of, or upon any distribution of, the assets of the corporation may be made convertible into, or exchangeable for shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, at such price or prices or at specified rates of exchange and with specified designated adjustments; and (5) may contain such other special rights and qualifications, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adopted by the Board of Directors pursuant to the authority so to do which is hereby granted and expressly vested in the Board of Directors.

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The Board of Directors shall have authority to cause the Corporation to issue from time, without any vote or other action by the shareholders, any or all shares of stock of the Corporation of any class or series at any time authorized, and any securities convertible into or exchangeable for any such shares, and any options, rights or warrants to purchase or acquire any such shares, in each case to such persons and on such terms (including as a dividend or distribution on or with respect to, or in connection with a split or combination of, the outstanding shares of stock of the same or any other class or series) as the Board of Directors from time to time in its discretion lawfully may determine; provided, that the consideration for the issuance of shares of stock of the Corporation (unless issued as such a dividend or distribution or in connection with such a split or combination) shall not be less than the par value of such shares. Shares so issued shall be fully-paid stock, and the holders of such stock shall not be liable to any further calls or assessments thereon.

3.	This amendment to the Certificate of Incorporation was authorized at a meeting of the Shareholders by the majority vote of all the outstanding shares entitled to vote thereon.

IN WITNESS HEREOF, this Certificate has been subscribed this ___ day of September, 2017 by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

By:
Robert L. Gershon
Chief Executive Officer and Director
(Principal Executive Officer)

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